SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_____________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 20, 2010

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Events.

On January 20, 2010, the Company issued a press release announcing that it has elected to redeem $25 million in aggregate principal amount of its 9.5% Senior Subordinated Notes due 2014 at a price equal to 103.167% of the principal amount of the notes, plus accrued interest through the redemption date.  See the copy of the press release announcing the early redemption, which is attached hereto as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits.

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated as of January 20, 2010, announcing the early redemption of $25 million in aggregate principal amount of its 9.5% Senior Subordinated Notes due 2014.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Senior Vice President
Date: January 21, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated as of January 20, 2010, announcing the early redemption of $25 million in aggregate principal amount of its 9.5% Senior Subordinated Notes due 2014.